UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: December 30, 2005

STAR ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

000-29323 (Commission File Number)	87-0643634 (IRS Employer Identification Number)

1403 East 900 South, South, Salt Lake City, Utah 84105
(Address of principal executive offices)

(801) 582-9609
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01           REGULATION FD DISCLOSURE

The information contained herein includes a press release dated December 29, 2005 that announced a forward split of the common shares of Star Energy Corporation (“Company”) attached as Exhibit 99 hereto, which is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. However, this information may be incorporated by reference in another filing under the Securities and Exchange Act of 1934 or the Securities Act of 1933 only if, and to the extent that, such subsequent filing specifically references the information incorporated by reference herein.

ITEM 8.01           OTHER EVENTS

On December 13, 2005 the board of directors of the Company authorized a five (5) to one (1) forward split of all outstanding common shares and a corresponding forward increase in the Company’s authorized common stock pursuant to Section 78.209 of the Nevada Revised Statutes. The forward split and increase in authorized common stock was made effective as of December 30, 2005.

Section 78.209 provides that the board of directors of a Nevada corporation can authorize a forward or reverse split of capital stock without the consent of shareholders if such action is taken in conjunction with a corresponding increase or decrease in authorized capital stock. Any action taken pursuant to Section 78.209 requires that the acting corporation file a Certificate of Change with the Secretary of State of the State of Nevada.

The effect of the forward split was to increase the number of the Company’s common shares issued and outstanding from 6,312,500 to 31,562,500 and to increase the Company’s authorized common shares from 45,000,000 shares par value $0.001 to 225,000,000 shares par value $0.001.

The forward split of the Company’s issued and outstanding common shares is payable upon surrender of existing certificates to the Company’s transfer agent.

The Company’s symbol on the Over the Counter Bulletin Board has changed, effective December 30, 2005, as a result of the forward split from “SENC” to “SERG”.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

(d)     The following exhibit is filed herewith:

Exhibit No.	Page No.	Description
99	3	Press Release dated December 29, 2005 announcing the forward split of the Company's common shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STAR ENERGY CORPORATION

By: /s/ Ruairidh Campbell                                               Date: December 30, 2005

 Name: Ruairidh Campbell

Title: Chief Financial Officer and Principal Accounting Officer

EXHIBIT 99

NEWS RELEASE

STAR ENERGY ANNOUNCES A FORWARD STOCK SPLIT AND SYMBOL CHANGE

December 29, 2005 — Salt Lake City, Utah — Star Energy Corporation (“Star”) today announced that Star’s trading symbol on the Over the Counter Bulletin Board “SENC” will change to “SERG” effective December 30, 2005. The symbol change reflects a forward split of five (5) new common shares for each one (1) old common share held by Star shareholders at the open of business on December 30, 2005.

The decision to forward split Star’s issued and outstanding stock was made pursuant to the unanimous written consent of Star’s board of directors. The forward split was enabled on the filing of a Certificate of Change with the Nevada Secretary of State in coordination with Star’s transfer agent and the Over the Counter Bulletin Board.

Star is an independent oil and gas company involved in the exploration, development, production and sale of natural gas.

A number of statements contained in this press release are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Act of 1995. These forward looking statements involve a number of risks and uncertainties. The actual results Star may achieve could differ materially from any forward-looking statements due to such risks and uncertainties. Star encourages the public to read the information provided here in conjunction with its most recent filings on Form 10-KSB and Form 10-QSB. Star’s public filings may be viewed at www.sec.gov.

   Contact:

 Ruairidh Campbell, Chief Financial Officer

Phone: (801) 582-9609

Email: ruairidhcampbell@msn.com

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